                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and William O. Albertini, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /Barbara L. Connor/
                                                   -------------------
                                                   Barbara L. Connor

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of August, 1995.



                                                   /William W. Adams/
                                                   ------------------
                                                   William W. Adams

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /William O. Albertini/
                                                   ----------------------
                                                   William O. Albertini

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20 day of August, 1995.



                                                   /Lawrence T. Babbio, Jr./
                                                   -------------------------
                                                   Lawrence T. Babbio, Jr.

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /Thomas E. Bolger/
                                                   ------------------
                                                   Thomas E. Bolger

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of August, 1995.



                                                   /Frank C. Carlucci/
                                                   -------------------
                                                   Frank C. Carlucci

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of August, 1995.



                                                   /William G. Copeland/
                                                   ---------------------
                                                   William G. Copeland

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /James G. Cullen/
                                                   -----------------
                                                   James G. Cullen

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of August, 1995.



                                                   /James H. Gilliam, Jr./
                                                   -----------------------
                                                   James H. Gilliam, Jr.

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23 day of August, 1995.



                                                   /Thomas H. Kean/
                                                   ----------------
                                                   Thomas H. Kean

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /John C. Marous, Jr./
                                                   ---------------------
                                                   John C. Marous, Jr.

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of August, 1995.



                                                   /John F. Maypole/
                                                   -----------------
                                                   John F. Maypole

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of August, 1995.



                                                   /Joseph Neubauer/
                                                   -----------------
                                                   Joseph Neubauer

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of August, 1995.



                                                   /Thomas H. O'Brien/
                                                   -------------------
                                                   Thomas H. O'Brien

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of August, 1995.



                                                   /Rozanne L. Ridgway/
                                                   --------------------
                                                   Rozanne L. Ridgway

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /Raymond W. Smith/
                                                   ------------------
                                                   Raymond W. Smith

                               POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock which will be issued in connection with the merger of a subsidiary of the Company with and into Howard W. Sams & Company;

         NOW, THEREFORE, the undersigned hereby appoints Raymond W. Smith, William O. Albertini, and Barbara L. Connor, and each of them, as attorney for the undersigned for the purpose of executing and filing such registration statement or any amendment thereto, hereby giving to said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22 day of August, 1995.



                                                   /Shirley Young/
                                                   ---------------
                                                   Shirley Young